SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant Check the appropriate box:

[ ]  Preliminary Proxy Statement             [ ]  CONFIDENTIAL, FOR USE OF THE
                                                  COMMISSION ONLY (AS PERMITTED
[X]  Definitive Proxy Statement                   BY RULE 14A-6(E)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section
     240.14a-13

                       IOWA PUBLIC AGENCY INVESTMENT TRUST
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

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     2)  Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange 3 Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

    4)  Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------

    5)  Total fee paid:

       -------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)  Amount previously paid:

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    2)  Form, Schedule or Registration Statement No.:

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    3)  Filing Party:

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    4)  Date Filed:

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                                       2

                       IOWA PUBLIC AGENCY INVESTMENT TRUST
                         SPECIAL MEETING OF PARTICIPANTS
                                   TO BE HELD
                                 August 26, 2005
                                    8:30 a.m.
                                  Wakonda Club
                                3915 Fleur Drive
                             Des Moines, Iowa 50321

Dear Participant:

At a Board of Trustees meeting on April 20, 2005 the Board considered and approved formal changes to the Joint Powers Agreement and Declaration of Trust ("Joint Powers Agreement") for the Iowa Public Agency Investment Trust ("IPAIT"). These changes were recommended by counsel to conform the Joint Powers Agreement to the operational changes made last year. A copy of the Restated Joint Powers Agreement as proposed to be amended and marked to show the changes is attached to the enclosed Proxy Statement. These changes require the approval of the Participants. In addition, although not technically currently required by the Joint Powers Agreement or the Investment Company Act of 1940, the Board determined to ask Participants to re-elect the three Trustees whose terms expire in 2005. All Trustees were elected last year and going forward three Trustees will be elected each year serving three-year terms. In addition, the Board also determined to ask the Participants to ratify the selection of KPMG, LLP as IPAIT's independent auditors. As a result a Special Meeting of Participants was called for August 26, 2005 at 8:30 a.m. at the Wakonda Club, 3915 Fleur Drive, Des Moines, Iowa 50321 to consider the election of Trustees, the approval of the auditors, and the approve of the amendment to the Joint Powers Agreement.

In consideration of these matters and on behalf of our Board of Trustees, I ask that you vote at the Meeting of Participants of IPAIT to be held at the Wakonda Club, 3915 Fleur Drive, Des Moines, Iowa 50321, August 26, 2005, at 8:30 a.m. local time. A Notice of the Meeting and a Proxy Statement, which describes the proposals, information about the Trustees, and how to vote, is enclosed.

YOUR VOTE IS IMPORTANT. WHILE YOU MAY ATTEND THE MEETING IN PERSON AND VOTE, YOU MAY VOTE BY PROXY AS DESCRIBED IN THE PROXY STATEMENT. IF YOU CHOOSE TO VOTE BY PROXY, an authorized official of each Participant is asked to sign, date, and return the accompanying proxy card in the enclosed postage-paid return envelope. You may also fax it to us toll-free at 866-260-0246. Faxing or returning your proxy card to us will not prevent you from otherwise voting in person, but will assure that your vote will be counted if you are not in attendance and will ensure that a quorum will be present at the meeting which will avoid the additional expense of further proxy solicitation if a quorum is not present.

IT IS VERY IMPORTANT THAT YOUR PROXY BE RECEIVED PROMPTLY. We need to receive your proxy card or fax no later than August 22, 2005.

THE IPAIT BOARD OF TRUSTEES RECOMMENDS THAT THE PARTICIPANTS APPROVE ALL OF THE PROPOSALS.
                                             Sincerely,

 Dated: August 3, 2005                       /s/ Don Kerker
                                             ---------------------------------
                                             Chairman of the Board of Trustees

                    NOTICE OF SPECIAL MEETING OF PARTICIPANTS
                                   TO BE HELD
                                 AUGUST 26, 2005

     NOTICE IS HEREBY GIVEN that a Meeting of Participants (the "Meeting") of Iowa Public Agency Investment Trust, an Iowa common law trust organized under Chapter 28E of the Iowa Code ("IPAIT"), will be held on August 26, 2005 in the at 8:30 am local time at the Wakonda Club, 3915 Fleur Drive, Des Moines, Iowa 50321for the following purposes:

     1. To ratify and approve the election of three members of the Board of Trustees.

     2.   To ratify the selection of KPMG LLP as IPAIT's auditors.

     3.a To approve changes to the Joint Powers Agreement that provide for voting by 3 Participants based on the number of Units of beneficial interests held by each on a one vote per Unit basis, require the affirmative vote of a majority of the Units to approve amendments to the Joint Powers Agreement, a reorganization of IPAIT and in the election of Trustees, and make other non-substantive conforming changes.

     4.b To approve changes to the IPAIT Joint Powers Agreement that provide for the annual 3 election of three Trustees at a Special Meeting of Participants.


     The Board of Trustees of IPAIT fixed the close of business on August 3, 2005 as the record date (the "Record Date") for determining the Participants who are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. Each Participant as of the Record Date which has a positive account in either the Diversified or Direct Government Obligation Portfolios (the "Portfolios") are entitled to cast one vote per Unit for each matter to be voted on. Please read the full text of the accompanying Proxy Statement for a complete understanding of the proposals.

     YOUR VOTE IS IMPORTANT. THE AUTHORIZED OFFICIAL OF EACH PARTICIPANT MAY EXECUTE THE PROXY. Please sign, date and return the accompanying proxy card in the enclosed postage-paid return envelope, or you may fax the signed proxy card to us toll-free at 866-260-0246. Faxing or returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting, and will ensure that a quorum will be present at the meeting, which will avoid the additional expense of further proxy solicitation if a quorum is not present. IT IS VERY IMPORTANT THAT YOUR PROXY BE RECEIVED PROMPTLY. We must receive your vote by no later than August 22, 2005. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF IPAIT. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS.

                                        By Order of the Board of Trustees

                                        /s/  Robert Haug
                                        SECRETARY

                                        Des Moines, Iowa  August 3, 2005

                       IOWA PUBLIC AGENCY INVESTMENT TRUST
                      C/O INVESTORS MANAGEMENT GROUP, LTD.
                                1415 28TH STREET
                               CENTURY II BUILDING
                                    SUITE 200
                        WEST DES MOINES, IOWA 50266-1461
                                 (515) 244-5426
                                  800-872-4024

                                 PROXY STATEMENT
                         SPECIAL MEETING OF PARTICIPANTS

                                 ---------------

                               GENERAL INFORMATION

     We are providing you with this Proxy Statement in connection with the solicitation of proxies by and on behalf of Iowa Public Agency Investment Trust, an Iowa common law trust organized under Chapter 28E of the Iowa Code ("IPAIT"), for use at the Meeting of Participants to be held at the Wakonda Club, 3915 Fleur Drive, Des Moines, Iowa 50321 on August 26, 2005, at 8:30 am local time, and at any and all postponements or adjournments thereof (the "Meeting"). This proxy statement, the accompanying form of proxy, and the Notice of Special Meeting will be first mailed or given to Participants on or about August 3, 2005.

     Because many of the authorized representatives of IPAIT's Participants may be unable to attend the Meeting in person, the Board of Trustees is soliciting proxies to give each Participant an opportunity to vote on all matters presented at the Meeting. Authorized representatives of the Participants are urged to:

    (1) read this Proxy Statement carefully;

    (2) specify their choice in each matter by marking the appropriate box on the enclosed Proxy,

    (3) sign, date and return the Proxy by mail in the postage-paid, return envelope provided, or

    (4) fax the Proxy toll-free to fax number 866-260-0246.

     If the accompanying proxy is executed properly by an authorized official of a Participant and returned, the Participants so voting will be deemed to have voted their Units at the Meeting in accordance with the instructions given. The Board of Trustees of IPAIT recommends a vote FOR all proposals. If no instructions are given, the Participant's Units will be voted FOR the approval of all proposals and any other business as may properly come before the Meeting.

IPAIT'S ANNUAL AND SEMI-ANNUAL REPORTS HAVE PREVIOUSLY BEEN DELIVERED TO PARTICIPANTS OF IPAIT. SUCH REPORTS ARE AVAILABLE AT NO COST BY CALLING TOLL-FREE AT 800-872-4024, VIEWING ONLINE AT WWW.IPAIT.ORG, OR WRITING TO IPAIT IN CARE OF INVESTORS MANAGEMENT GROUP, LTD. AT 1415 28TH STREET, CENTURY II BUILDING, SUITE 200, WEST DES MOINES, IOWA 50266-1461.

     YOUR VOTE IS IMPORTANT. Please take a moment now to sign, date and return the accompanying proxy card in the enclosed postage-paid return envelope. Returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting, and will avoid the additional expense of further proxy solicitation and will ensure that a quorum is represented at the meeting.


                   QUESTION AND ANSWER SUMMARY: ABOUT THE VOTE

WHAT IS BEING VOTED ON AT THE MEETING?

     As more fully described in this proxy statement, the Board of Trustees of IPAIT is asking participants to consider and vote on the following proposals:


     1.   Election of three Trustees

     2.   Ratification of the selection of KPMG LLP as IPAIT's auditors

     3.   Approval of changes to the Joint Powers Agreement

We may also transact any other business as may properly come before the Meeting or any adjournment thereof.

WHO CAN VOTE AT THE MEETING?

     The Board of Trustees has set August 3, 2005 as the record date for the Meeting. Only Participants at the close of business on the record date which have positive account balances in either the Diversified Portfolio and or the Direct Government Obligation Portfolio (the "Portfolios") will be entitled to receive notice of and to vote at the Meeting. Each Participant will be entitled to one vote per unit of beneficial ownership ("Unit") held in both Portfolios on each matter properly submitted for vote at the Meeting. Participants of both Portfolios vote together on the Election of Trustees, the ratification of the selection of KPMG LLP and the approval of changes to the Joint Powers Agreement.

WHAT CONSTITUTES A QUORUM FOR THE MEETING?

     Quorum for the Meeting is based on the number Units outstanding held by Participants that are represented in person or by proxy. To have a quorum we need a majority of the Units of the combined Diversified Portfolio and the Direct Government Obligation Portfolio to be present, in person or by proxy. Proxies received will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the meeting. The vote with respect to each proposal will be tabulated separately.

     If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to a proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of a proposal, the percentage of votes cast, the percentage of negative votes cast, the nature of any further solicitation and the information to be provided to Unit holders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of participants represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies required to be voted for a proposal, FOR such an adjournment; provided, however, any proxies required to be voted against a proposal will be voted AGAINST such adjournment.

HOW TO VOTE?

     If an authorized representative of each Participant completes and properly signs the accompanying proxy card and return it to us, it will be voted as they direct, unless they later revoke the proxy. Unless instructions to the contrary are marked, or if no instructions are specified, Participants represented by a proxy will be voted FOR the proposals set forth on the proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. If you do not complete a proxy card and return it to us or vote at the meeting, you will be treated as if you voted AGAINST a proposal. If you check the box labeled ABSTAIN on the proxy card and return it to us, you will be treated as if you voted AGAINST a proposal.

     If you attend the Meeting, you may deliver your completed proxy card or vote in person. You may either mail the proxy card to us in the envelope provided or you fax the signed proxy card toll-free to us at 866-260-0246.

CAN THE VOTE BE CHANGED AFTER RETURN OF THE PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary, at the address indicated above, either a written notice of revocation, a duly executed proxy bearing a later date, or if you vote in person at the Meeting. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted proxy.

     Any written notice of revocation sent to us must include the Participant's name and must be received prior to the Meeting to be effective.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

     Election of Trustees requires as to each Trustee, the affirmative vote of a plurality of the combined Units of the Direct Government Obligation Portfolio and the Diversified Portfolio voting at the meeting. This means that the trustee nominee with the most affirmative votes for a particular slot is elected for that slot. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. The nominees for this election are unopposed and are each incumbent.

     The ratification of the selection of KPMG LLP as IPAIT's auditors requires the affirmative vote of a majority of the combined outstanding Units of the Portfolios voting at the meeting.

     The approval of the changes to the Joint Powers Agreement of Trust requires the affirmative vote of a majority of the combined outstanding Units of the Portfolios voting at the meeting.

     Abstentions are counted in tabulations of the votes cast on proposals presented to participants. Therefore, for all matters presented at the Meeting, abstentions will have the same effect as a vote against the proposals.

                        PROPOSAL 1. ELECTION OF TRUSTEES

          At the July 12, 2004 Board of Trustees meeting, the Board determined to make changes in the procedures it follows for the election of Trustees to remove any ambiguity with compliance with the Investment Company Act of 1940 (the "1940 Act"). Previously, Participants elected Trustees annually at annual meetings of their respective associations - the Iowa League of Cities (ILC), the Iowa Association of Municipal Utilities (IAMU), and the Iowa State Association of Counties (ISAC) (collectively the "Associations"). Subsequent to last year's meeting, the Board of Trustees determined to submit the election of Trustees to the participants annually, whether or not required to do so under the 1940 Act. In this election and in any future elections, each Participant will be entitled to vote that number of Units it owns of record in both of the Portfolios as of the record date.

          The Board is currently comprised of nine persons who are representative of the three types of Iowa public agencies (and their associations - ILC, IAMU, and ISAC) that have historically participated in IPAIT
- Iowa counties, cities (municipalities), and municipal utilities, with each group having three representatives. The qualifications for the Trustees require that the person be an "official" and employee with an Iowa public agency. In the future, the Board will continue this structure in filling vacancies. To the extent that a vacancy occurs, the Board will seek and nominate persons to fill the vacancy with a person associated with the group meeting the qualifications for the vacancy. Each Trustee serves a three-year term and three Trustees are reappointed or elected each year (one from each group).

          Robert Hagey, Donald Kerker and Susan Vavroch are the three nominees for election as Trustees. Their terms each expire in 2005. If elected they will serve three years terms. Information about all Trustees, including Hagey, Kerker and Vavroch is provided below. The year that the term for each Trustee will end is specified in the table. All three nominees and all other Trustees are non-interested and independent. Each of the nominees and the other Trustees listed below has consented to being named in this Proxy Statement and each of the three nominees has indicated a willingness to serve as a Trustee if elected. Unless otherwise instructed, the proxy holder will vote the proxies received for the election of the persons listed below. It is not expected that any of the nominees will decline or become unavailable for election, but in case this should happen, the proxy holders reserve the right to select and substitute another person as a Trustee nominee.

                                        TERM OF                           NUMBER OF
                          POSITION     OFFICE AND       PRINCIPAL        PORTFOLIOS
 NAME, CONTACT, ADDRESS   HELD WITH    LENGTH OF    OCCUPATIONS DURING   OVERSEEN BY       OUTSIDE
        AND AGE             IPAIT     TIME SERVED    PAST FIVE YEARS      DIRECTOR      DIRECTORSHIPS
-----------------------  ----------   -----------  --------------------  ------------  ----------------
Robert Hagey              Trustee     Term ending   Sioux County              2              None
210 Central Ave. SW                   2005          Treasurer
Orange City, IA 51041                 Served
Age 54                                since 1993

Donald Kerker             Trustee,    Term ending   Director, Finance         2              None
3205 Cedar Street         Chair       2005          and Administrative
Muscatine, IA 52761                   Served        Services,
Age 54                                since 1999    Muscatine Power
                                                    and Water

Susan Vavroch             Trustee     Term ending   Cedar Rapids City         2              None
50 Second Ave. Bridge                 2005          Treasurer
Cedar Rapids, IA 52401                 Served
Age 46                                since 2003

Thomas Hanafan            Trustee,    Term ending   Council Bluffs            2              None
209 Pearl Street          Vice Chair  2006          Mayor
Council Bluffs, IA 51503              Served
Age 57                                since 1992

Dianne Kiefer             Trustee,    Term          Wapello County            2              None
101 W. Fourth Street,     Second      ending  2007  Treasurer
Ottumwa, IA 52501         Vice Chair  Served        College
Age 55                                since 2000    Instructor, Buena
                                                    Vista University
Floyd Magnusson           Trustee     Term ending   Webster County            2              None
703 Central Avenue                    2006          Supervisor
Fort Dodge, Iowa 50501                 Served
Age 79                                since 2000

Craig Hall                Trustee     Term ending   Manager, Brooklyn         2              None
138 Jackson St.                       2007          Municipal Utilities
Brooklyn, Iowa                         Served
Age 53                                since 2004

Leon Rodas                Trustee     Term ending   General Manager,          2              None
712 North Grand Avenue                2006          Spencer Municipal
P.O. Box 222                           Served       Utility
Spencer, IA 51301-0222                since 2003
Age 52

Jody Smith                Trustee     Term ending   Director of               2              None
P.O. Box 65320                        2007          Administrative
West Des Moines, IA                    Served       Services, City
50265                                 since 1994    Clerk West Des
Age 52                                              Moines

The Board of Trustees does not include any person who is deemed to be an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 ("1940 Act").

          During the fiscal year ended June 30, 2005, the Company's Board of Trustees held four meetings. All incumbent Trustees of the Company attended at least 75 percent of the aggregate of (i) the total number of meetings of the Board of Trustees (held during the period for which he or she was a Trustee) and
(ii) the total number of meetings held by all committees of the Board on which he or she served.

          The Board of Trustees has an Executive Committee comprised of the Chairman, the Vice Chairman, the Second Vice Chairman, the Treasurer and the Secretary. In the fiscal year ending June 30, 2005, the Executive Committee met three times.

          There is no Audit Committee. The full Board of Trustees considers and approves the engagement of the independent auditors.

          There is no Nominating Committee as the full Board of Trustees reviews and recommends candidates for election to fill vacancies on the Board of Trustees. The Board of Trustees will consider written recommendations from the Sponsoring Associations and directly from Participants for possible nominees. Participants should submit their recommendations to the Secretary.

          As of the Record Date, none of the Trustees owned of record or beneficially any Units of either of IPAIT's Portfolios as none are legally permitted to invest in IPAIT. Only public agencies in the State of Iowa are permitted to participate in IPAIT.

          The Trustees receive no compensation for serving on the Board of Trustees, except reimbursement for mileage and lodging in attending meetings. IPAIT has no pension or retirement plans for its Trustees.

          A Participant may nominate an individual for election to the Board of Trustees at the Special Meeting of Participants if the Participant: (1) is a Participant of record at the time of giving notice of its intent to nominate a candidate; (2) is a Participant of record at the time of the Special Meeting;
(3) is entitled to vote at the Special Meeting; and (4) has given written notice of the nomination to the Secretary of the IPAIT no earlier than August 10 and no later than August 23, 2005. The notice must contain all information relating to the nominee required for proxy solicitations by Regulation 14A under the Securities Exchange Act of 1934, as amended (including the individual's written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected). The notice must also contain the Participant's name and address as they appear on IPAIT books, the number of Units owned of record by such Participant and the "slot" for which the person in nominated for election.


                PROPOSAL 2. RATIFICATION OF SELECTION OF AUDITORS

        The Board of Trustees seeks your ratification of the appointment of KPMG LLP as IPAIT independent auditors for the fiscal year ending June 30, 2005. At a meeting held on August 25, 2004, the Board of Trustees selected KPMG LLP as independent auditors of IPAIT. At the meeting of the Board of Trustees held on April 20, 2005, KPMG LLP was reappointed as the independent auditors for the 2005/2006 fiscal year.

        The Board of Trustees believes that the Participants should have the opportunity to vote to ratify the selection of KPMG LLP. If the appointment is not ratified, the Board will meet to select new independent auditors. Such selection of new auditors will be submitted to Participants for their ratification at either the Special Meeting or at a future meeting of Participants. IPAIT has been advised by its independent accountants that they have no direct or material indirect financial interest in IPAIT. Representatives of KPMG LLP are not expected to be present at the Meeting but will be available by telephone to respond to any questions.

Fees Paid to KPMG LLP by IPAIT (for the Fiscal Years ending June 30, 2005 and June 30, 2004).

                                                             2004        2005
Audit Fees..................................................$12,300    $15,000
Tax Fees....................................................$   950    $   995
                                                            -------    -------
Total Fees..................................................$13,250    $15,995

The Tax Fees included those specific charges billed by KPMG LLP and paid by IPAIT relating to the preparation and filing of all tax returns for IPAIT during the fiscal years indicated. KPMG LLP does not provide non-audit services to IMG.

THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICPANTS VOTE FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITORS OF IPAIT.

                                   PROPOSAL 3

                    APPROVE CHANGES TO JOINT POWERS AGREEMENT

        At the Board of Trustees meeting on April 20, 2005, legal counsel to IPAIT presented a draft of the Joint Powers Agreement with proposed changes. A copy of the Joint Powers Agreement as proposed to be amended and marked to show the changes as presented to the Board is attached as Exhibit A. Legal Counsel reviewed the changes and indicated that they were recommended to conform and update the agreement based on the operational changes in the election of Trustees and voting by Units made last year. In summary the changes provide for
(i) the voting of Participants based on the number of Units of beneficial interests held by each on a one vote per Unit basis and the affirmative vote of a majority of the Units outstanding on the record date to approve amendments to the Joint Powers Agreement, a reorganization of IPAIT and in the election of Trustees, (ii) the annual election of three Trustees at a Special Meeting of Participants, and (iii) other non-substantive conforming changes.

        Under the current Joint Powers Agreement, each Participant has one vote, regardless of the number of Units owned by each. To approve amendments to the Joint Powers Agreement and reorganizations, the Joint Powers Agreement also currently requires the vote of a majority of Participants. Further, in the election of Trustees, each of the three associations whose members participate in IPAIT - ILC, IAMU, and ISAC, essentially elect one member to the Board of Trustees each year with each Participant in each association having one vote for their representative. In 2004 after an audit and comments made by the Securities and Exchange Commission, the Board invoked a provision in the Joint Powers Agreement that allowed the Board to apply federal law and override these provisions in the Joint Powers Agreement. Federal law, particularly the Investment Company Act of 1940 requires one vote per Unit and requires that all shareholders elect Trustees. In connection with this years meeting, the Board of Trustees determined to propose amendments to remove the existing provisions and make the Joint Powers Agreement consistent with Federal law.

        The new provisions provide for one vote per Unit, requires the affirmative vote of a majority of the Units outstanding on the record date to approve amendments to the Joint Powers Agreement, a reorganization of IPAIT and in the election of Trustees. Further each Participant that is a holder of record has the right to vote for all or none of the three nominees that are up for election each year, regardless of their association affiliation. .

        For purposes of the voting at the meeting, the Board of Trustees has separated the changes to the Joint Powers Agreement into two proposals. The proposals are:

        3(A). To approve changes to the Joint Powers Agreement that provide for voting by Participants based on the number of Units of beneficial interests held by each on a one vote per Unit basis, require the affirmative vote of a majority of the Units to approve amendments to the Joint Powers Agreement, a reorganization of IPAIT and in the election of Trustees, and make other non-substantive conforming changes.

        3(B). To approve changes to the IPAIT Joint Powers Agreement that provide for the annual election of three Trustees at a Special Meeting of Participants.


THE BOARD OF TRUSTEES RECOMMENDS THE PARTICIPANTS VOTE FOR APPROVAL OF PROPOSALS
(a) AND (b) TO THE RESTATED JOINT POWERS AGREEMENT.

RECORD DATE AND NUMBER OF OUTSTANDING UNITS

        The Board of Trustees of IPAIT has fixed the close of business on August 3, 2005 as the Record Date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment thereof. Only Participants of record with positive account balances in the Portfolios at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any adjournment thereof. On this record date, there were 222,585,580.24 and 13,658,559.66 Units of the outstanding of the Diversified Portfolio or the Direct Government Obligation Portfolio respectively.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of the Record Date, all Trustees and Officers of IPAIT, as a group, owned no Units of the Diversified Portfolio and the Direct Government Obligation Portfolio of IPAIT and are not as a matter of law permitted to own any such Units.

     The following table sets forth information regarding beneficial ownership of the Units in the Diversified Portfolio and the Direct Government Obligation Portfolio by all Participants known to IPAIT to be the beneficial owner of five percent or more of the outstanding Units. Unless otherwise noted in the footnotes following the table, the information is provided as of August 3, 2005 and the persons as to whom information is given have sole voting and investment power over the Units beneficially owned.

                              DIVERSIFIED PORTFOLIO

NAME                                     # UNITS                   %
City of Cedar Rapids                    25,049,389.71          11.25%
City of West Des Moines                 13,680,928.14           6.15%
City of Johnston                        12,536,193.54           5.63%
City of Bettendorf                      11,896,622.31           5.34%




                     DIRECT GOVERNMENT OBLIGATION PORTFOLIO

NAME                                        # UNITS               %
City of Cedar Rapids                    13,643,116.43          99.89%

                             SOLICITATION OF PROXIES

     This solicitation is being made by mail on behalf of the Board of Trustees of IPAIT, but may also be made without additional remuneration by officers or employees of the Adviser by telephone, telegraph, facsimile transmission, electronic mail or personal interview. The expense of the printing and mailing of this Proxy Statement and the enclosed form of Proxy and Notice of Special Meeting, and any additional material relating to the Meeting, which may be furnished to Participants by the Board subsequent to the furnishing of this Proxy Statement, has been or will be borne by the Administrator. To obtain the necessary representation of Participants at the Meeting, supplementary solicitations may be made by mail, electronic mail, telephone or interview by officers of IPAIT or employees of the Adviser. It is anticipated that the cost of any other supplementary solicitations, if any, will not be material.

                  PARTICIPANT PROPOSALS FOR NEXT ANNUAL MEETING

     Annual meetings of Participants are not required to be held unless they are necessary under the 1940 Act. Therefore, although the Board of Trustees has determined to hold a special meeting this year IPAIT may not hold Participant meetings on an annual basis. A Participant proposal intended to be presented at any meeting hereafter called must be received at IPAIT's offices a reasonable time before IPAIT begins to print and mail its proxy materials for that meeting, in order to be considered for inclusion in IPAIT's proxy statement and form of proxy relating to such meeting. If a Participant fails to submit the proposal by such date, IPAIT will not be required to provide any information about the nature of the proposal in its proxy statement, and the proposal will not be considered at that next annual meeting of Participants.

     Proposals should be sent to Robert Haug, IPAIT, Secretary, at 1735 NE 70th Avenue, Ankeny, Iowa 50021. The submission by a Participant of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Participant proposals are subject to certain regulations under the federal securities laws.

                                  OTHER MATTERS

     The Board is not aware of any matters to come before the Meeting, other than the proposals specified in the Notice of Special Meeting. However, if any other matter requiring a vote of the Participants should arise at the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their best judgment.

                                    EXHIBIT A

       [Marked to show changes - additions in BLUE, deletions strike out]

        RESTATED JOINT POWERS AGREEMENT AND DECLARATION OF TRUST made as of the 1st day of October, 1987, and amended as of the 1st day of August, 1988, AND as of the 1st day of May, 1993, AND FURTHER AMENDED AS OF THE FIRST DAY OF SEPTEMBER, 2005:

                                   WITNESSETH:

        WHEREAS, Iowa Code chapter 28E (the "Joint Powers Act") provides, among other things, that public agencies (as such term is defined therein), by agreement entered into through action of their Governing Bodies, may jointly or cooperatively exercise powers which the public agencies are authorized to exercise; and

        WHEREAS, public agencies may enter into an agreement with one or more public or private agencies in joint or cooperative action pursuant to the Joint Powers Act, including the creation of a separate entity to carry out the purpose of the agreement; and

        WHEREAS, the term "public agency" is defined in the Joint Powers Act to include Cities, City Utilities, or Counties of the State of Iowa; and

        WHEREAS, Iowa Code sections 331.555 and 384.21 empower Cities, City Utilities, and Counties to invest their moneys pursuant to a joint investment agreement; and

        WHEREAS, the Parties anticipate that other Public Agencies of the State of Iowa may wish to become a Participant by adopting this Joint Powers Agreement and Declaration of Trust and becoming party to it; and

        WHEREAS, the Parties to this Joint Powers Agreement are Public Agencies of the State of Iowa that desire by this Agreement and Declaration of Trust to establish an entity for joint investment, pursuant to provisions of Iowa Code chapter 28E, and Sections 331.555 and 384.21, as amended; and

        WHEREAS, the purpose of this Joint Powers Agreement and Declaration of Trust is to establish this Trust for investment of moneys not currently needed by the Public Agencies of the State of Iowa which become Participants, so as to enhance the investment opportunities available to them, and to increase the investment earnings accruing to them respectively; and

        WHEREAS, this Declaration of Trust is intended to be an agreement entered into pursuant to the Joint Powers Act for the purpose of making efficient use of Participants' power to jointly invest their respective funds in accordance with the laws of the State of Iowa; and

        WHEREAS, the Governing Body of each of the Parties has duly adopted a resolution authorizing and approving this Joint Powers Agreement and Declaration of Trust pursuant to the Joint Powers Act; and

        WHEREAS, the Governing Body of each Eligible Public Agency, by its approval of this Joint Powers Agreement and Declaration of Trust, has authorized the joint investment of funds in investments of the nature permitted by Iowa law and in the manner contemplated by this Joint Powers Agreement and Declaration of Trust; and

        WHEREAS, it is proposed that the beneficial interest in each series of the Trust's assets shall be divided into non-transferable units of beneficial interest, which shall be evidenced by a register maintained by the Trust or its agent;

        NOW, THEREFORE, the Parties hereby declare that all moneys, assets, securities, funds and property now or hereafter acquired by the Trustees, their successors and assigns under this Joint Powers Agreement and Declaration of Trust shall be held and managed in trust for the equal and proportionate benefit of the holders of record from time to time of shares of beneficial interest herein, without privilege, priority or distinction among such holders, and subject to the terms, covenants, conditions, purposes and provisions hereof.

                                    ARTICLE I

                                    THE TRUST

        1.1 Name. The name of the common law trust created by this Joint Powers Agreement and Declaration of Trust shall be Iowa Public Agency Investment Trust (the "Trust") and, so far as may be practicable, the Trustees shall conduct the Trust's activities, execute all documents and sue or be sued under that name, which name, and the word "Trust" wherever used in this Declaration of Trust, except where the context otherwise requires, shall refer to the Trustees in their capacity as Trustees, and not individually or personally, and shall not refer to the officers, agents, employees, counsel, advisers, consultants, accountants, or Participants of the Trust or of such Trustees. Should the Trustees determine that the use of such name is not practicable, legal or convenient, they may use such other designation or they may adopt such other name for the Trust as they deem proper, and the Trust may hold property and conduct its activities under such designation or name. The Trustees shall take such action as they, acting with the advice of counsel, shall deem necessary or appropriate to file or register such name in accordance with the laws of the State of Iowa or the United States of America so as to protect and reserve the right of the Trust in and to such name.

        1.2    Purpose; Only Certain Public Agencies to be Participants.

        (a) The purpose of the Trust is to provide an instrumentality and agency through which Eligible Public Agencies organized under the laws of the State of Iowa may jointly and cooperatively exercise their power to jointly invest their respective available moneys so as to enhance their investment opportunities pursuant to an investment program conducted in accordance with the laws of the State of Iowa, from time to time in effect, governing the investment of Public Agency moneys. Only Eligible Public Agencies organized under the laws of the State of Iowa may become Participants. An Eligible Public Agency may become a party to this Declaration of Trust and may place moneys in the Trust only if it is a member in good standing of its Association and the Governing Body has duly adopted a resolution, and taken other necessary official action, authorizing such Public Agency to become a Participant of the Trust and adopting this Joint Powers Agreement and Declaration of Trust.

        (b) It is not necessary for a Public Agency to place any moneys in the Trust to become a Participant, and no minimum investment balance must be maintained by a Public Agency which has become a Participant in order for such Public Agency to continue to be a Participant.

        1.3 Location. The Trust shall maintain an office of record in the State of Iowa and may maintain such other offices or places of business as the Trustees may from time to time determine. The initial office of record of the Trust shall be: AHLERS & COONEY, P.C., C/O ELIZABETH A. GROB, 100 Court Avenue, Des Moines, Iowa 50309. The office of record may be changed from time to time by resolution of the Trustees, and notice of such change of the office of record shall be given to each Participant.

        1.4    Nature of Trust and Declaration of Trust.

        (a) The Trust shall be a common law trust (also known as a business trust) organized and existing under the laws of the State of Iowa. The Trust is not intended to be, shall not be deemed to be, and shall not be treated as, a general partnership, limited partnership, joint venture, corporation, investment company, joint stock association or joint stock company. The Participants shall be beneficiaries of the Trust, and their relationship to the Trustees shall be solely in their capacity as Participants and beneficiaries in accordance with the rights conferred upon them hereunder.

        (b) This Joint Powers Agreement and Declaration of Trust is an agreement of indefinite term regarding the joint or cooperative exercise of a power common to the parties thereto within the meaning of the Joint Powers Act.

        1.5 Definitions. As used in this Joint Powers Agreement and Declaration of Trust, the following terms shall have the following meanings unless the context hereof otherwise requires:

        "Administrator" shall mean any Person or Persons appointed, employed or contracted with by the Trustees under the applicable provisions of Section 3.1 hereof.

        "Administration Agreement" shall mean the agreement with the Administrator referred to in Section 3.3 hereof as the same may be amended from time to time.

        "Adviser" shall mean any Person or Persons appointed, employed or contracted with by the Trustees under the applicable provisions of Section 3.1 hereof.

        "Adviser Agreement" shall mean the agreement with the Adviser referred to in Section 3.2 hereof as the same may be amended from time to time.

        "Affiliate" shall mean, with respect to any Person, another Person directly or indirectly controlling, controlled by or under common control with such Person, or any officer, director, partner or employee of such Person.

        "Association" shall mean, with respect to City Participants, the IOWA LEAGUE OF Cities except where such participation shall be for the stated purpose to provide participation for the utility(s) of such City and not the City itself, in which case Association shall mean the Iowa Association of Municipal Utilities; and with respect to County Participants the Iowa State Association of Counties.

        "Board of Trustees" or "Trustees" shall mean the Persons who become fiduciaries of the Trust pursuant to Article IX hereof.

        "City" shall mean cities organized under the laws of the State of Iowa.

        "City Utility" shall mean city utilities organized under the laws of the State of Iowa.

        "County" shall mean counties organized under the laws of the State of Iowa and the Treasurer of such county.

        "Custodian" shall mean any Person or Persons appointed, employed or contracted with by the Trustees under the applicable provisions of Section 11.2 hereof.

        "Custodian Agreement" shall mean the agreement with the Custodian referred to in Section 11.1 hereof as the same may be amended from time to time.

        "Declaration of Trust" shall mean this Joint Powers Agreement and Declaration of Trust dated as of October 1, 1987, as amended, restated or modified from time to time. References in this Declaration of Trust to "Declaration", "hereof", "herein", "hereby" and "hereunder" shall be deemed to refer to the Joint Powers Agreement and Declaration of Trust and shall not be limited to the particular text, article or section in which such words appear.

        "Eligible Public Agency" shall mean a City, City Utility, or County which is a member in good standing in the applicable Association; any public agency acting jointly with another public agency (including any separate legal or administrative entity created pursuant to joint agreement as provided by Iowa Code chapter 28E) when such public agencies would be eligible for membership in an Association and participation is approved by the Trustees; judicial district departments of correctional services; or such other public agency or political subdivision as may be approved by the Trustees. The Trustees by resolution may waive membership in an Association as a condition of participation in the Trust.

        "Governing Body shall mean the Governing Body of a Participant.

        "Trust" shall mean the common law trust created by this Joint Powers Agreement and Declaration of Trust.

        "Trust Property" shall mean, as of any particular time, any and all property, real, personal or otherwise, tangible or intangible, which is transferred, conveyed or paid to the Trust or the Trustees and all income, profits and gains therefrom and which, at such time, is owned or held by, or for the account of, the Trust or the Trustees. As herein or hereafter provided, the Trust Property may consist of separate portfolios of property.

        "Information Statement" shall mean the information statement or other descriptive document or documents adopted as such by the Trustees and distributed by the Trust to Participants and potential Participants of the Trust as the same may be amended by the Trustees from time to time.

        "Joint Powers Act" shall mean Iowa Code chapter 28E (2005), as amended.

        "Participant(s)" shall mean Public Agencies which are Parties and the Eligible Public Agencies which adopt this Declaration of Trust pursuant to
Section 14.6 hereof.

        "Parties" shall mean the City of Fairfield, Maquoketa Municipal Electric Utility, and Buchanan County, which initially formed the Trust by the execution and adoption of this Joint Powers Agreement and Declaration of Trust.

        "Permitted Investments" shall mean the investments referred to in paragraph (b) of Section 2.2 hereof.

        "Person" shall mean and include individuals, corporations, limited partnerships, general partnerships, joint stock companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other entities (whether or not legal entities) and governments and agencies and political subdivisions thereof.

        "Public Agency" shall mean Cities, City Utilities or Counties.

        "Short-term Units" shall mean the series of Units evidencing participation in the Short-term Portfolio, as defined in Section 4.1(b).

        "Unit" or "Trust Unit" shall mean the unit used to denominate and measure the respective pro rata beneficial interests of the Participants in the Trust Property as described in Article VI. Units may be issued in more than one series to denominate and measure the respective pro rata beneficial interest of the Participants in the Trust Property designated as belonging to and held only for the benefit of the Participants to which each series of Units has been issued. Units may be issued in series and all proceeds realized from the issuance of each series will become the property of and invested for the exclusive benefit of the Participants in that series.

        "Unit Register" shall mean the register of Units maintained for each series pursuant to Article VII hereof.

                                   ARTICLE II

                             POWERS OF THE TRUSTEES

        2.1 General. Subject to the rights of the Participants as provided herein, the Trustees shall have, without other or further authorization, full, exclusive and absolute power, control and authority over the Trust and over the affairs of the Trust to the same extent as if the Trustees were the sole and absolute owners of the Trust Property in their own right, and with such powers of delegation as may be permitted by this Declaration of Trust. The Trustees may do and perform such acts and things as in their sole judgment and discretion are necessary and proper for conducting the affairs of the Trust or promoting the interests of the Trust and the Participants. The enumeration of any specific power or authority herein shall not be construed as limiting the aforesaid general power or authority or any specific power or authority. The Trustees may exercise any power authorized and granted to them by this Declaration of Trust. Such powers of the Trustees may be exercised without the necessity of any order of, or resort to, any court.

        2.2 Permitted Investments. The Trustees shall have full and complete power, subject in all respects to Article IV hereof,

        (a) to conduct, operate and provide investment programs for the Participants; and

        (b) for such consideration as they may deem proper and as may be required by law, to subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of investment instruments as permitted by law (the "Permitted Investments"). Permitted Investments include, without limitation, as of the date hereof, the following:

               (i) any evidence of indebtedness which is a direct obligation of or is guaranteed as to payment of principal and interest by the United States of America or any of its agencies;

               (ii) deposits in a national bank or in a state bank or savings and loan association or savings bank insured by the Federal Deposit Insurance Corporation or its successor, provided that any such deposit shall be insured, bonded or collateralized in the manner required by law and that any such bank or association or savings bank shall meet criteria designated from time to time by the Trustees. Each such bank shall comply, with respect to such deposits, with all applicable requirements of all applicable laws, including, but not limited to, laws of the State of Iowa relating to Public Agencies;

               (iii) perfected repurchase agreements involving securities in subsections (i) and (ii) of this section 2.2(b);

               (iv) such other investment instruments now or hereafter permitted by applicable law for the investment of moneys of Public Agencies organized under the laws of the State of Iowa and for a joint investment trust organized pursuant to Iowa Code chapter 28E which is: (a) rated within the two highest classifications by at least one of the standard rating services approved by the Superintendent of Banking or successor by rule adopted pursuant to Chapter 17A and operated in accordance with 17 C.F.R. 270.2a-7 as it presently exists or hereafter may be amended; or (b) which is registered with the Federal Securities and Exchange Commission under the Federal Investment Company Act of 1940, 15 D.S.C. 80(a) as it presently exists or hereafter may be amended, and operated in accordance with 17 C.F.R. 270.2a-7 as it presently exists or hereafter may be amended.

        In the exercise of their powers, the Trustees shall have full authority and power to make any and all Permitted Investments within the limitations of this Declaration of Trust, that they, in their absolute discretion, shall determine to be advisable and appropriate. The Trustees shall have no liability for loss with respect to Permitted Investments made within the terms of this Declaration of Trust. The Trustees shall be permitted only to make Permitted Investments in accordance with Article IV of this Declaration of Trust.

        2.3    Legal Title.

         (a) Legal title to all of the Trust Property shall be vested in the Trustees on behalf of the Participants and be held by and transferred to the Trustees, except that the Trustees shall have full and complete power to cause legal title to any Trust Property to be held, on behalf of the Participants, by or in the name of the Trust, or in the name of any other Person as nominee, on such terms, in such manner, and with such powers as the Trustees may determine, so long as in their judgment the interest of the Trust is adequately protected.

        (b) The right, title and interest of the Trustees in and to the Trust Property shall vest automatically in all persons who may hereafter become Trustees upon their due election and qualification without any further act. Upon the resignation, disqualification, disability, removal, adjudication as an incompetent, or death of a Trustee, and in the event of a death, the Trustees shall automatically cease to have any right, title or interest in or to any of the Trust Property, and the right, title and interest of such Trustee in and to the Trust Property shall vest automatically in the remaining Trustees without any further act.

        2.4 Disposition of Assets. Subject in all respects to Article IV hereof and to the laws from time to time applicable to Public Agencies of the State of Iowa, the Trustees shall have full and complete power to sell, exchange or otherwise dispose of any and all Trust Property free and clear of any and all trusts and restrictions, at public or private sale, for cash or on terms, with or without advertisement, and subject to such restrictions, stipulations, agreements and reservations as they shall deem proper, and to execute and deliver any deed, power, assignment, bill of sale, or other instrument in connection with the foregoing. The Trustees shall also have full and complete power, subject in all respects to Article IV hereof, and in furtherance of the affairs and purposes of the Trust, to give consents and make contracts relating to Trust Property or its use.

        2.5 Taxes. The Trustees shall have full and complete power: (i) to pay all taxes or assessments, of whatever kind or nature, validly and lawfully imposed upon or against the Trust or the Trustees in connection with the Trust Property or upon or against the Trust Property or income or any part thereof;
(ii) to settle and compromise disputed tax liabilities; and (iii) for the foregoing purposes to make such returns and do all such other acts and things as may be deemed by the Trustees to be necessary or desirable.

        2.6 Rights as Holders of Trust Property. The Trustees shall have full and complete power to exercise on behalf of the Participants all of the rights, powers and privileges appertaining to the ownership of all or any Permitted Investments or other property forming part of the Trust Property to the same extent that any individual might, and, without limiting the generality of the foregoing, to vote or give any consent, request or notice or waive any notice either in person or by proxy or power of attorney, with or without the power of substitution, to one or more Persons, which proxies and powers of attorney may be for meetings or actions generally, or for any particular meeting or action, and may include the exercise of discretionary powers.

        2.7 Delegation; Committees. The Trustees shall have full and complete power (consistent with their continuing exclusive authority over the management of the Trust, the conduct of its affairs, their duties and obligations as Trustees, and the management and disposition of Trust Property), to delegate from time to time to such one or more of their number (who may be designated as constituting a committee of the Trustees as provided in Section 9.9 hereof) or to officers, employees or agents of the Trust (including, without limitation, the Administrator, the Adviser and the Custodian) the doing of such acts and things and the execution of such instruments either in releases, agreements and other instruments.

        2.8 Collection. The Trustees shall have full and complete power: (i) to collect, sue for, receive and receipt for all sums of money or other property due to the Trust; (ii) to consent to extensions of the time for payment, or to the renewal of any securities, investments or obligations; (iii) to engage or intervene in, prosecute, defend, compromise, abandon or adjust by arbitration or otherwise any actions, suits, proceedings, disputes, claims, demands or things relating to the Trust Property; (iv) to foreclose any collateral, security or instrument securing any investments, notes, bills, bonds, obligations or contracts by virtue of which any sums of money are owed to the Trust; (v) to exercise any power of sale held by them, and to convey good title thereunder free of any and all trusts, and in connection with any such foreclosure or sale, to purchase or otherwise acquire title to any property; (vi) to be parties to reorganization and to transfer to and deposit with any corporation, committee, voting Trustee or other Person any securities, investments or obligations of any person which form a part of the Trust Property, for the purpose of such reorganization or otherwise; (vii) to participate in any arrangement for enforcing or protecting the interests of the Trustees as the owners or holders of such securities, investments or obligations and to pay any assessment levied in connection with such reorganization or arrangement; (viii) to extend the time (with or without security) for the payment or delivery of any debts or property and to execute and enter into releases, agreements and other instruments; and
(ix) to pay or satisfy any debts or claims upon any evidence that the Trustees shall deem sufficient.

        2.9 Payment of Expenses. The Trustees shall have full and complete power: (i) to incur and pay any charges or expenses which in the opinion of the Trustees are necessary or incidental to or proper for carrying out any of the purposes of this Declaration of Trust; (ii) to reimburse others for the payment therefor; and (iii) to pay appropriate compensation or fees from the funds of the Trust to Persons with whom the Trust has contracted or transacted business. The Trustees shall fix the compensation, if any, of all officers and employees of the Trust. The Trustees shall not be paid compensation for their general services as Trustees hereunder. The Trustees may pay themselves or any one or more of themselves reimbursement for expenses reasonably incurred by themselves or any one or more of themselves on behalf of the Trust.

        2.10 Borrowing and Indebtedness. The Trustees shall not have the power to borrow money or incur indebtedness on behalf of the Trust, or authorize the Trust to borrow money or incur indebtedness.

        2.11 Valuation. The Trustees shall have full and complete power to determine in good faith conclusively the value of any of the Trust Property and to revalue the Trust Property.

        2.12 Fiscal Year; Accounts. The Trustees shall have full and complete power to determine the fiscal year of the Trust and the method or form in which its accounts shall be kept and from time to time to change the fiscal year or method or form of accounts. Unless otherwise determined by the Trustees pursuant to this Section 2.12, the fiscal year of the Trust shall terminate on June 30 and commence on July 1 of each calendar year.

        2.13   Concerning the Trust and Certain Affiliates.

        (a) The Trust may enter into transactions with any Affiliate of the Adviser, the Administrator, or the Custodian, or with any Affiliate of an agent of the Trust or of the Adviser, the Administrator, or the Custodian if (i) each such transaction (or type of transaction) has, after disclosure of such affiliation, been approved or ratified by the affirmative vote ofa majority of the Trustees, and (ii) such transaction (or type of transaction) is, in the opinion of the Trustees, on terms fair and reasonable to the Trust and the Participants and at least as favorable to them as similar arrangements for comparable transactions (of which the Trustees have knowledge) with organizations unaffiliated with the Trust or with the person who is a party to the transaction or transactions with the Trust. Nothwithstanding the foregoing provisions of this Section 2.13, the Trustees shall not have the power to engage in any transaction with any Affiliate that would be inconsistent with the laws of the State of Iowa concerning conflicts of interest, or any other law limiting the Participants' power to enter into such transaction, and the Bylaws of the Trust may contain provisions more restrictive than those set forth in this
Section 2.13.

        2.14 Investment Program. The Trustees shall use their best efforts to obtain through the Adviser or other qualified Persons one or more continuing and suitable investment programs, consistent with the investment policies and objectives of the Trust set forth in Article IV of this Declaration of Trust, and the Trustees shall be responsible for reviewing and approving or rejecting the investment programs presented by the Adviser or such other Persons. Subject to the provisions of Section 2.7, 2.15, and Article III hereof, the Trustees may delegate functions arising under this Section 2.14 to one or more of their number or to the Adviser.

        2.15  Power to Contract, Appoint, Retain and Employ.

        (a) Subject to the provisions of Section 2.7 and Section 3.1 hereof with respect to delegation of authority by the Trustees, the Trustees shall have full and complete power to appoint, employ, retain, or contract with any Person of suitable qualifications and high repute as the Trustees may deem necessary, or desirable for the transaction of the affairs of the Trust, including any Person or Persons who, under the supervision of the Trustees, may, among other things:
(i) serve as the Trust's investment adviser and consultant in connection with policy decisions made by the Trustees; (ii) serve as the Trust's administrator or co-administrators; (iii) furnish reports to the Trustees and provide research, economic and statistical data in connection with the Trust's investments; (iv) act as consultants, accountants, technical advisers, attorneys, brokers, underwriters, corporate fiduciaries, escrow agents, depositaries, custodians or agents for collection, insurers or insurance agents, registrars for Units or in any other capacity deemed by the Trustees to be necessary or desirable; (v) investigate, select, and, on behalf of the Trust, conduct relations with Persons acting in such capacities and pay appropriate fees to, and enter into appropriate contracts with, or employ, or retain services performed or to be performed by, any of them in connection with the investments acquired, sold, or otherwise disposed of, or committed, negotiated, or contemplated to be acquired, sold or otherwise disposed of; (vi) substitute any other Person for any such Person; (vii) act as attorney-in-fact or agent in the purchase or sale or other disposition of investments, and in the handling, prosecuting or other enforcement of any lien or security securing investments; and (viii) assist in the performance of such ministerial functions necessary in the management of the Trust as may be agreed upon with the Trustees.

(b) The manner of employing, engaging, compensating, transferring or discharging any Person as an employee of the Trust shall be subject to Iowa law. For purposes of the preceding sentence, "employee of the Trust" shall not include independent contractors such as the Adviser, the Administrator, the Custodian, counsel or independent accountants and their respective employees.

        2.16 Insurance. The Trustees shall have full and complete power to purchase and pay for, entirely out of Trust Property, insurance policies insuring Trust Property and insuring the Trust and the Trustees, officers, employees and agents of the Trust individually against all claims and liabilities of every nature arising by reason of holding or having held any such office or position, or by reason of any action alleged to have been taken or omitted by the Trust or any such Person as Trustee, officer, employee and agent, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against such liability.

        2.17 Seal. The Trustees shall have full and complete power to adopt and use a seal for the Trust, but, unless otherwise required by the Trustees, it shall not be necessary for the seal to be placed on, and its absence shall not impair the validity of, any document, instrument or other paper executed and delivered by or on behalf of the Trust.

        2.18 Indemnification. In addition to the mandatory indemnification provided for in Section 5.3 hereof, the Trustees shall have full and complete power, to the extent permitted by then applicable laws, to indemnify or enter into agreements with respect to indemnification with any Person with whom the Trust has dealings, including, without limitation, the Adviser, the Administrator, and the Custodian, to the fullest extent permitted by then applicable law.

        2.19 Remedies. Notwithstanding any provision in this Declaration of Trust, when the Trustees deem that there is a significant risk that an obligor to the Trust may default or is in default under the terms of any obligation to the Trust, the Trustees shall have full and complete power to pursue any remedies permitted by law which, in their sole judgment, are in the interests of the Trust, and the Trustees shall have full and complete power to enter into any investment, commitment or obligation of the Trust resulting from the pursuit of such remedies as are necessary or desirable to dispose of property acquired in the pursuit of such remedies.

        2.20 Information Statement. The Trustees shall have full and complete power to prepare, publish and distribute an Information Statement regarding the Trust and to amend or supplement the same from time to time.

        2.21 Further Powers. The Trustees shall have full and complete power to take all such actions, do all such matters and things and execute all such instruments as they deem necessary, proper or desirable in order to carry out, promote or advance the interests and purposes of the Trust enabling it to provide joint investment services to Participants and to permit them to cooperate to their mutual advantage although such actions, matters or things are not herein specifically mentioned. This Declaration of Trust and Joint Powers Agreement shall be liberally construed to that end. Any determination as to what is in the best interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees. The Trustees shall not be required to obtain any court order to deal with the Trust Property.

        2.22 Compliance with Laws. The Trustees shall at all times exercise all powers granted hereunder in compliance with, and the operations of the Trust shall at all times be conducted in accordance with, the applicable laws of the State of Iowa.

                                   ARTICLE III

                        THE ADVISER AND THE ADMINISTRATOR

3.1 Appointment. The Trustees are responsible for the general investment policy and program of the Trust and for the general supervision and administration of the business and affairs of the Trust conducted by the officers, agents, employees, investment advisers, administrators, or independent contractors of the Trust. However, the Trustees are not required personally to conduct all of the routine business of the Trust and, consistent with their ultimate responsibility as stated herein, the Trustees may appoint, employ or contract with the Adviser as an investment adviser and consultant to the Trustees, and the Administrator as an administrator for the Trust and may grant or delegate such authority to the Adviser and the Administrator (pursuant to the terms of Section 2.15 hereof) or to any other Person the services of whom are obtained by the Adviser or the Administrator, as the Trustees may, in their sole discretion, deem to be necessary or desirable, for the efficient management of the Trust, without regard to whether such authority is normally granted or delegated by Trustees or other fiduciaries. The Trustees may appoint one or more persons to serve jointly as Co-Advisers and one or more persons to serve jointly as Co-Administrators.

        3.2 Duties of the Adviser. The duties of the Adviser shall be those set forth in the Adviser Agreement to be entered into between the Trust and the Adviser. Such duties may be modified by the Trustees, from time to time, by the amendment of the Adviser Agreement. Subject to Article IV hereof, the Trustees may authorize the Adviser to effect purchases, sales, or exchanges of Trust Property on behalf of the Trustees or may authorize any officer, employee, agent or Trustee to effect such purchases, sales, or exchanges pursuant to recommendations of the Adviser, all without further action by the Trustees. Any and all of such purchases, sales, and exchanges shall be deemed to be authorized by all the Trustees. The Adviser Agreement may authorize the Adviser to employ other persons to assist it in the performance of its duties. The Adviser Agreement shall provide that it may be terminated at any time without cause and without the payment of any penalty by the Trust on sixty (60) days written notice to the Adviser.

        3.3 Duties of the Administrator. The duties of the Administrator shall be those set forth in the Administration Agreement to be entered into between the Trust and the Administrator. Such duties may be modified by the Trustees, from time to time, by the amendment of the Administration Agreement. The Administration Agreement may authorize the Administrator to employ other persons to assist it in the performance of its duties. The Administration Agreement shall provide that it may be terminated at any time without cause and without the payment of any penalty by the Trust on sixty (60) days written notice to the Administrator.

        3.4 Successors. In the event that, at any time, the position of Adviser or of Administrator shall become vacant for any reason, the Trustees may appoint, employ or contract with a successor Adviser or Administrator.

                                   ARTICLE IV

                                   INVESTMENTS

        4.1 Statement of Investment Policy and Objective; Creation of Separate Portfolios.

        (a) Subject to the prohibitions and restrictions contained in Section
4.2 hereof, the Trustees shall adopt an investment policy (the "Investment Policy"). The primary goals of investment prudence shall be based in the following order of priority: (i) safety of principal is the first priority; (ii) maintaining the necessary liquidity to match expected liabilities is the second priority; (iii) obtaining a reasonable return is the third priority. The Trustees shall invest only in Permitted Investments in accordance with applicable provisions of law, as may be consistent with the Investment Policy, as the same may be amended from time to time.

        (b) There is hereby created within the Trust a Short-term Portfolio which shall consist solely of securities with a maturity of one year or less, the dollar-weighted average maturity of which shall be 120 days or less. The Short-term Portfolio shall be invested, reinvested and in general operated in a manner which will assure, as nearly as is practicable, that the net asset value of each Unit of participation in the Short-term Portfolio shall at all times be valued at $1.00. In that regard, the securities in the Short-term Portfolio shall be valued at their amortized cost unless the Adviser shall advise the Trustees, and the Trustees shall thereafter determine, that some other method of valuation is appropriate. The Trustees may adopt additional rules, procedures and policies not inconsistent with the provisions of this Declaration of Trust, relating to the operation of the Short-term Portfolio, and shall include a general description thereof in the Information Statement, as it may exist from time to time.

        4.2 Restrictions Fundamental to the Trust. Notwithstanding anything in this Declaration of Trust which may be deemed to authorize the contrary, the
Trust:

        (i) may not make any investment other than investments authorized by the provisions of law applicable to the investment of funds by the Participants or the Trust, as the same may be amended from time to time;

        (ii) may not borrow money or incur indebtedness whether or. not the proceeds thereof are intended to be used to purchase Permitted Investments;

        (iii) may not make loans, provided that the Trust may make Permitted Investments;

        (iv) may not hold or provide for the custody of any Trust property in a manner not authorized by law or the Investment Policy of the Trust or by any institution or Person not authorized by law or the Investment Policy of the Trust; and

        (v) may not purchase securities or shares of investment companies or any entities similar to the Trust.

        4.3 Amendment of Restrictions. The restrictions set forth in section 4.2 hereof are fundamental to the operation and activities of the Trust and may not be changed without the affirmative APPROVAL OF THE MAJORITY OF UNITS HELD BY PARTICIPANTS, AS STATED IN SECTION 8.1, except that such restrictions may be changed by the Trustees so as to make them more restrictive when necessary to conform the investment program and activities of the Trust to the laws of the State of Iowa and the United States of America as they may from time to time be amended.


                                    ARTICLE V

                            Limitations of Liability

        5.1 Liability to Third Persons. No Participant shall be subject to any liability whatsoever, in tort, contract or otherwise to any other Person or Persons in connection with Trust Property or the affairs of the Trust; and no

Trustee, officer, or employee of the Trust shall be subject to any personal liability whatsoever in tort, contract or otherwise, to any other Person or Persons in connection with Trust Property or the affairs of the Trust; and all such other Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. Any Participant, Trustee, officer, or employee, as such, of the Trust made a party to any suit or proceedings to assert or enforce any such liability shall not on account thereof be held to any personal liability.

        Provided, further, that a Trustee is not personally liable for a claim based upon an act or omission of the Trustee performed in the discharge of the Trustee's duties, except for acts or omissions which involve intentional misconduct or knowing violation of the law, or for a transaction from which the Trustee derives an improper personal benefit. For purposes of this section, "compensation" does not include payments to reimburse a Trustee for expenses.

        5.2 Liability to the Trust or to the Participants. No Trustee, officer, or employee of the Trust shall be liable to the Trust or to any Participant, Trustee, officer, or employee of the Trust for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for a claim based upon acts or omissions which involve intentional misconduct or knowing violation of the law, or for a transaction for which the Person derives an improper personal benefit and except that the Adviser Agreement and the Administrator Agreement shall provide for the liability of the Adviser or the Administrator, as the case may be; provided, however, that the provisions of this Section 5.2 shall not limit the liability of any agent (including, without limitation, the Adviser, the Administrator and the Custodian) of the Trust with respect to breaches by it of a contract between it and the Trust.

        5.3 Indemnification. The Trust Estate shall defend, indemnify, and hold harmless any Participant, Trustee, officer and employee of the Trust from any and all claims, demands, causes of action, suits, settlements and any other claimed damages, to include reasonable attorney fees, investigative costs, suit fees and other costs associated therewith, arising out of participation in this Trust, implementation of this Declaration of Trust, and any other services rendered to the Trust or Trustees, except those that, also, constitute intentional misconduct or knowing violation of the law or in a transaction for which the Participant, Trustee, officer or employee derives an improper personal benefit or which involve willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.

        5.4 Surety Bonds. No Trustee shall, as such, be obligated to give any bond or surety or other security for the performance of any duties.

        5.5 Apparent Authority. No purchaser, seller, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by such officer, employee or agent or make inquiry concerning or be liable for the application of money or property paid, transferred or delivered to or on the order of the Trustees or of such officer, employee or agent.

        5.6 Recitals. Any written instrument creating an obligation of the Trust shall be conclusively taken to have been executed by a Trustee or an officer, employee or agent of the Trust only in his or her capacity as an officer, employee or agent of the Trust. Any written instrument creating an obligation of the Trust shall refer to this Declaration of Trust and contain a recital to the effect that the obligations thereunder are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, Participants, officers, employees or agents of the Trust, and that only the Trust property or a specific portion thereof shall be bound, and such written instrument may contain any further similar recital which may be deemed appropriate; provided, however, that the omission of any recital pursuant to this Section 5.6 shall not operate to impose personal liability on any of the Trustees, Participants, officers, employees or agents of the Trust.

        5.7 Reliance on Experts, Etc. Each Trustee and each officer of the Trust shall, in the performance of duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel or upon reports made to the Trust by any of its officers or employees or by the Adviser, the Administrator, the Custodian, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees or officers of the Trust.

        5.8 Nonliability. This Declaration shall not create any right, title, privilege or entitlement in any person, corporation or other legal entity except a Participant and a Person that has a direct and written contract with the Trust. The terms and conditions of this Declaration of Trust are not intended to and shall not be construed to create any cause of action, legal or equitable, in any Person against the Participants, Trustees, officers, employees or agents of this Trust except as is provided by specific language in this Declaration or by specific language in written agreements or contracts entered into by the Trustees in implementing this Trust. It is not intended and the terms of this Declaration shall not be construed so that any breach thereof by Participants, Trustees, officers, employees or agents of Trust creates an action at common law, tort, contract or otherwise.

        5.9 No Waiver. Nothing in this Declaration of Trust shall be construed as constituting the waiver of any immunity from liability available to the Trust or the Trustees, Participants, officers, employees or agents of the Trust pursuant to any applicable provision of law.

                                   ARTICLE VI

                            INTERESTS OF PARTICIPANTS

        6.1 General. The beneficial interest of the Participants hereunder in the Trust Property and the earnings thereon shall, for convenience of reference, be divided into Units of one or more series, which shall be used as units to measure the proportionate allocation to the respective Participants of their beneficial interest in the series in which they are participating. The number of Units of a series that may be used to measure and represent the proportionate allocation of beneficial interest among the Participants is unlimited. All Units of a particular series shall be of one class representing equal distribution, liquidation and other rights. The beneficial interest hereunder measured by the Units shall not entitle a Participant to preference, preemptive, appraisal, conversion, or exchange rights of any kind with respect to the Trust or the Trust Property. Title to the Trust Property of every description and the right to conduct any affairs hereinbefore described are vested in the Trustees on behalf, and for the beneficial interest, of the Participants, and the Participants shall have no interest therein other than the beneficial interest conferred hereby and measured by their Units, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer as assessment of any kind by virtue of the allocation of Units to them, except as provided in Section 10.2 hereof.

        6.2    Allocation of Units.

        (a) The Trustees shall credit a Participant with additional Units in the series in which they are participating upon receipt of moneys (including, without limitation, income from the investment of Trust Property) for the account of such Participant, based on the net asset value per Unit as determined pursuant to Section 10.l hereof. In connection with any allocation of Units, the Trustees may allocate fractional Units. The Trustees may from time to time adjust the total number of Units of a series allocated without thereby changing the proportionate beneficial interests in the Trust. Units shall be allocated and reduced in number as whole Units and/or one hundredths (l/100ths) of a Unit or multiples thereof.

        (b) Units of each series may be allocated only to a Public Agency which has become a Participant of the Trust in accordance with Section 1.2 hereof. Each Participant may establish more than one account within the Trust for such Participant's convenience.

        (c) The minimum amount of money which may be placed in the Trust by a Participant at any one time shall be as determined by the Trustees from time to time. Unless otherwise determined by the Trustees pursuant to this paragraph (c) of this Section 6.2, the minimum amount of money which may be placed in the Trust by a Participant at any one time shall be One Dollar ($1.00).

        6.3 Evidence of Unit Allocation. Evidence of Unit allocation shall be reflected in the Unit Register maintained by or on behalf of the Trust pursuant to Section 7.1 hereof, and the Trust shall not be required to issue certificates as evidence of Unit allocation.

        6.4 Reduction in Number of Units to Maintain Constant Net Asset Value. The Units representing an interest in a series of Units shall be subject to reduction in number pursuant to the procedure for reduction of outstanding Units set forth in Section 10.2 hereof.

        6.5 Withdrawals. Moneys may be withdrawn from the Trust at the option of a Participant, upon and subject to the terms and conditions provided in this Declaration of Trust. The Trust shall, upon application of any Participant, promptly pay to such Participant the amount requested and shall reduce the number of Units allocated to such Participant to the number of Units which shall reflect such Participants proportionate interest in the net assets of the Trust after such withdrawal of moneys. The procedures for effecting a withdrawal shall be as adopted by the Trustees and as set forth in the Information Statement of the Trust, as the same may be amended from time to time; provided, however, that such procedures shall not be structured so as to substantially and materially restrict the ability of the Participants to withdraw moneys from the Trust.

        6.6 Suspension of Right of Withdrawal; Postponement of Payment. Each Participant, by its adoption of this Declaration of Trust, agrees that the Trustees may, without the necessity of a formal meeting of the Trustees, temporarily suspend the right of withdrawal or postpone the date of payment pursuant to withdrawal requests for the whole or any part of any period (i) during which there shall have occurred any state of war, national emergency, banking moratorium or suspension of payments by banks in the State of Iowa or any general suspension of trading or limitation of prices on the New York or American Stock Exchange (other than customary week-end and holiday closings) or
(ii) during which any financial emergency situation exists as a result of which disposal by the Trust of Trust Property is not reasonably practicable because of the substantial losses which might be incurred or it is not reasonably practicable for the Trust fairly to determine the value of its net assets. Such suspension or postponement shall not alter or affect a Participant's beneficial interest hereunder as measured by its Units or the accrued interest and earnings thereon. Such suspension or payment shall take effect at such time as the Trustees shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of withdrawal or payment until the Trustees shall declare the suspension or postponement at an end, except that the suspension or postponement shall terminate in any event on the first day on which the period specified in clause (i) or (ii) above shall have expired (as to which, the determination of the Trustees shall be conclusive). In the case of a suspension of the right of withdrawal or a postponement of payment pursuant to withdrawal requests, a Participant may either (i) withdraw its request for withdrawal or (ii) receive payment based on the net asset value existing after the termination of the suspension.

        6.7 Minimum Withdrawal. There shall be no minimum amount which may be withdrawn from the Trust at any one time at the option of a Participant; provided, however, that no request by a Participant for the withdrawal of less than One Dollar ($1.00) need be honored.

        6.8 Defective Withdrawal Requests. In the event that a Participant shall submit a request for the withdrawal of a greater amount than is then credited to the account of such Participant, such request shall not be honored, and each Participant, by its adoption of this Declaration of Trust, agrees that the Trustees shall have full and complete power to withdraw funds from the account of a Participant, and to reduce proportionately the number of Units allocated to such Participant in accordance with Section 6.5 hereof, in an amount sufficient to reimburse the Trust for any fees, expenses, costs or penalties actually incurred by the Trust as a result of such defective withdrawal request.

                                   ARTICLE VII

                                 RECORD OF UNITS

        7.1 Unit Register. A Unit Register shall be kept by or on behalf of the Trustees, under the direction of the Trustees, and shall contain (i) the names and addresses of the Participants, (ii) the number of Units of each series representing their respective beneficial interests hereunder and (iii) a record of all allocations and reductions thereof. Such Unit Register shall be conclusive as to the identity of the Participants to which the Units are allocated. Only Participants whose allocation of Units is recorded on such Unit Register shall be entitled to receive distributions with respect to Units or otherwise to exercise or enjoy the rights and benefits related to the beneficial interest hereunder represented by the Units. No Participant shall be entitled to receive any distribution, nor to have notices given to it as herein provided, until it has given its appropriate address to such officer or agent of the Trust as shall: keep the Unit Register for entry thereon.

        7.2 Registrar. The Trustees shall have full and complete power to employ a registrar. Unless otherwise determined by the Trustees, the Unit Register shall be kept by the Administrator which shall serve as the registrar for the Trust. The registrar shall record the original allocations of Units of each series in the Unit Register. Such registrar shall perform the duties usually performed by registrars of certificates and shares of stock in a corporation, except as such duties may be modified by the Trustees.

        7.3 Owner of Record. No Person becoming entitled to any Units in consequence of the merger, reorganization, consolidation, bankruptcy or insolvency of any Participant or otherwise, by operation of law, shall be recorded as the Participant to which such Units are allocated and shall only be entitled to receive for such Units the amount credited to the account of the Participant whose beneficial interest in the Trust is represented by such Units.

Until the Person becoming entitled to receive such amount shall apply for the payment thereof and present any proof of such entitlement as the Trustees may in their sole discretion deem appropriate, the Participant of record to which such Units are allocated shall be deemed to be the Participant to which such Units are allocated for all purposes hereof, and neither the Trustees nor the registrar nor any officer or agent of the Trust shall be affected by any notice of such merger, reorganization, consolidation, bankruptcy, insolvency or other event.

        7.4 No Transfers of Units. The beneficial interests measured by the Units shall not be transferrable, in whole or in part, other than to the Trust itself for purposes of effectuating a withdrawal of funds.

        7.5 Limitation of Fiduciary Responsibility. The Trustees shall not, nor shall the Participants or any officer, registrar or other agent of the Trust, be bound to see to the execution of any trust, express, implied or constructive, or of any charge, pledge or equity to which any of the Units or any interest therein are subject, or to ascertain or inquire whether any withdrawal of funds by any Participant or its representatives is authorized by such trust, charge, pledge or equity, or to recognize any Person as having any interest therein except the Participant recorded as the Participant to which such Units are allocated. The receipt of the Participant in whose name any Unit is recorded or of the duly authorized agent of such Participant shall be a sufficient discharge for all moneys payable or deliverable in respect of such Units and from all liability to see to the proper application thereof.

        7.6 Notices. Any and all notices to which Participants hereunder may be entitled and any and all communications shall be deemed duly served or given if mailed first class, postage prepaid, addressed to Participants of record at their last known post office addresses as recorded on the Unit Register provided for in Section 7.1 hereof.

                                  ARTICLE VIII

                                  PARTICIPANTS

        8.1 Qualification and Voting. Each Participant must be a Public Agency whose Governing Body, officers, or employees are members of the appropriate Association. EACH PARTICIPANT SHALL BE ENTITLED TO VOTE ACCORDING TO THE NUMBER OF UNITS ALLOCATED TO EACH PARTICIPANT AS RECORDED IN THE UNIT REGISTER WITH RESPECT TO THE FOLLOWING MATTERS: (I) AMENDMENT OF THIS DECLARATION OF TRUST OR TERMINATION OF THE TRUST AS PROVIDED IN SECTION 4.3 AND SECTION 13.1 HEREOF;
(II) REORGANIZATION OF THE TRUST AS PROVED IN SECTION 13.2 HEREOF; AND (III) ELECTION OF TRUSTEES AS PROVIDED IN SECTION 9.3.

        8.2 Right to Initiate a Vote of the Participants. The Participants shall, by an instrument or concurrent instruments in writing delivered to the Board of Trustees signed by at least ten percent (10%) of the Participants, have the right to initiate a vote of the Participants as to any matter described in
Section 8.1 (I) AND (II) hereof. Within twenty (20) days of receipt of such instrument or instruments, the Board of Trustees shall cause a ballot to be mailed by first class mail to each Participant, setting forth the matter to be voted on and the manner in which such ballots should be executed and delivered.

        8.3 Inspection of Records. The records of the Trust shall be open to inspection at all reasonable times.

        8.4  Meetings of Participants.

        (a) Meetings of the Participants may be called at any time by a majority of the Trustees and shall be called by any Trustee upon written request of not less than ten percent (10%) of the Participants, such request specifying the purpose or purposes for which such meeting is to be called. Any such meeting shall be held within the State of Iowa at such place, on such day and at such time as the Trustees shall designate.

        (b) A majority of the UNITS HELD BY PARTICIPANTS ON THE DESIGNATED RECORD DATE PRESENT shall constitute a quorum at any meeting of Participants.

        8.5 Notice of Meetings and Votes. Notice of meetings of the Participants, stating the time, place and purposes of the meeting, and notice of any vote without a meeting, stating the purpose and method thereof shall be given by the Trustees by mail to each Participant at its registered address, mailed at least ten (10) days and not more than thirty (30) days before the meeting or the day by which votes must be cast. Only the business stated in the notice of a meeting shall be considered at such meeting. Any adjourned meeting may be held as adjourned without further notice. Any notice required by any "open meeting" law, whether now or hereafter in effect, shall also be given.

        8.6 Record Date for Meetings and Votes. For the purposes of determining the Participants that are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to participate in any vote, or for the purpose of any other action, the Trustees may from time to time fix a date not more than thirty (30) days prior to the date of any meeting or vote of Participants or other action as a record date for the determination of Participants entitled to vote at such meeting or any adjournment thereof or to cast a ballot in such vote or to be treated as participants of record for purposes of such other action. ONLY PARTICIPANTS WHO HOLD A UNIT at the time so fixed shall be entitled to vote at such meeting or any adjournment thereof, or to cast a ballot in such vote.

        8.7 Number of Votes. ONLY PARTICIPANTS WHO HOLD A UNIT AT THE TIME SO FIXED ARE ENTITLED TO CAST ONE VOTE PER UNIT FOR EACH MATTER TO BE VOTED UPON.

                                   ARTICLE IX

                              TRUSTEES AND OFFICERS

        9.1 Number, Nomination, and Qualification; Non-Voting Trustees.

        (a) The Governing Body of the Trust shall be the Board of Trustees, the membership of which shall be determined as hereinafter provided. The number of Trustees shall be nine (9).

        (b) Any vacancy created by an increase in the number of Trustees may be filled AS PROVIDED IN SECTION 9.3 HEREOF.

        (c) Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in Section 9.5 hereof, the Trustees continuing in office, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust.

        (d) A Trustee shall be an individual who is not under legal disability and who is either (i) a member of the Governing Body of a Public Agency which is a Participant of the Trust or (ii) an officer or employee of a Participant of the Trust; provided, however, that if an organizational Trustee is not a Governing Body's member or officer or employee of a Public Agency which is a Participant, such organizational Trustee shall resign if the Public Agency with which he or she is affiliated does not become a Participant by October 1, 1988, and the vacancy thereby resulting shall be filled in the manner provided in
Section 9.5 hereof. There shall be no more than one Trustee affiliated as a Governing Body's member or officer or employee with any one Public Agency.

        (e) Unless an Association board of directors elects to submit the names of Trustees for its class to the annual meeting of Association members for approval, Trustees of each class shall be nominated by the board of directors of the respective Association as follows:

        Class I IOWA LEAGUE OF CITIES

(i) At least two Trustees shall be members of the board of directors of the IOWA LEAGUE OF CITIES nominated by the board of directors of the IOWA LEAGUE OF CITIES.

(ii) One Trustee may be an officer or employee of a Participant City nominated by the board of directors of the IOWA LEAGUE OF CITIES.

        Class II  Iowa Association of Municipal Utilities

(iii) At least two Trustees shall be members of the board of directors of the Iowa Association of Municipal Utilities nominated by the board of directors of the Iowa Association of Municipal Utilities.

(iv) One Trustee may be an officer or employee of an Iowa Association of Municipal Utilities member City nominated by the board of directors of the Iowa Association of Municipal Utilities.

        Class III Iowa State Association of Counties

(v) At least two Trustees shall be members of the board of directors of the Iowa State Association of Counties nominated by the board of directors of the Iowa State Association of Counties.

(vi) One Trustee may be an officer or employee of a Participant County nominated by the board of directors of the Iowa State Association of Counties.

        (f) If the board of directors of an Association elects to submit names of Trustees for its class to the annual meeting of Association members for approval, Trustees in that class shall be those persons approved at such annual meeting.

        (g) The Trustees, in their capacity as Trustees, shall not be required to devote their entire time to the business and affairs of the Trust.

        (h) The Executive Directors of the Associations shall be ex officio non-voting members of the Board of Trustees who shall not be counted in the determination of a quorum, and the term "Trustees" as used herein shall not refer to ex officio non-voting Trustees unless otherwise indicated.

        9.2  Reserved

        9.3  Term and Election.

        (a) THE PARTICIPANTS SHALL ANNUALLY ELECT THE TRUSTEES AT A SPECIAL PARTICIPANT MEETING TO BE HELD THE DAY OF THE TRUST'S ANNUAL MEETING, AS NOMINATED BY EACH ASSOCIATION AS PROVIDED IN SECTION 9.1.

        (b) Each Trustee named herein, or elected or appointed as provided in
Section 9.1 or 9.5 hereof prior to the first annual meeting, shall (except in the event of resignations or removals or vacancies pursuant to Section 9.4 or
9.5 hereof) hold office until a successor has been elected and qualified. At the first annual meeting, Trustees shall be elected and divided into three classes, as equal in number as practicable, so arranged that the term of one representative of each Association in the class shall expire at the respective annual meetings or votes of Participants held following the conclusion of the 1988, 1989 and 1990 fiscal years of the Trust; and at all annual meetings or votes thereafter the Trustees to be elected shall be elected to serve for a term of three (3) years and until their successors shall be elected and qualify.

        (c) Election of Trustees at the annual meeting shall be by the affirmative vote of at least a majority of the UNITS HELD BY PARTICIPANTS entitled to vote present in person OR BY PROXY at such meeting. The election of any Trustee (other than an individual who was serving as a Trustee immediately prior to such election) pursuant to this Section 9.3 shall not become effective unless and until such person shall have (i) in writing accepted his election, and (ii) agreed in writing to be bound by the terms of this Declaration of Trust.

        9.4 Resignation and Removal. Any Trustee may resign without need for prior or subsequent accounting by an instrument in writing signed by the Trustee and delivered to the chair, the vice chair or the secretary and such resignation shall be effective upon such delivery, or at a later date according to the terms of the notice. Any of the Trustees may be removed, with cause, by the action of two-thirds of the remaining Trustees. Upon the resignation, removal, or otherwise ceasing to be a Trustee, such Trustee shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his or her legal representative shall execute and deliver on behalf of such Trustee such documents as the remaining Trustees shall require as provided in the preceding sentence.

        9.5    Vacancies.

        (a) The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, bankruptcy, adjudicated incompetence or other incapacity to exercise the duties of the office, or removal of a Trustee. If a Trustee shall no longer be an officer or employee of such Participant or if the Participant with which such Trustee is affiliated shall no longer be a Participant, such Trustee shall, upon the expiration of a sixty (60) day period following the occurrence of such event, no longer be a Trustee and a vacancy will be deemed to have occurred, unless such Trustee shall have become an officer or employee of another Participant within such sixty (60) day period.

        (b) No such vacancy shall operate to annul this Declaration of Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust, and title to any Trust Property held in the name of such Trustee and the other Trustees or otherwise, shall, in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to exercise the duties of the office of such Trustee, vest in the continuing or surviving Trustees without necessity of any further act or conveyance. In the case of an existing vacancy (other than by reason of an increase in the number of Trustees) a majority of the Trustees continuing in office acting by resolution, may upon nomination of a successor by the appropriate Association class fill such vacancy, and any Trustee so elected by the Trustees shall hold office until the next annual meeting or vote of the Participants and until his successor has been elected and has qualified to serve as Trustee.

        9.6    Meetings.

        (a) The annual meeting of the Trustees shall be held within 120 days after the completion of the Trust's fiscal year.

        (b) Meetings of the Trustees shall be held from time to time upon the call of the chair, the vice chair, the secretary, or any two Trustees. Regular meetings of the Trustees may be held at a time and place fixed by the Bylaws or by resolution of the Trustees. Notice of any meeting shall be mailed or otherwise given not less than 48 hours before the meeting but may be waived in writing by any Trustee either before or after such meeting. Any notice required by any "open meeting" law, whether now or hereafter in effect, shall also be given. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Trustee attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened. A quorum for all meetings of the Trustees shall be a majority of the Trustees. Subject to Section 2.14 hereof and unless specifically provided otherwise in this Declaration of Trust, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present). Any agreement or other instrument or writing executed by one or more of the Trustees or by any authorized Person shall be valid and binding upon the Trustees and upon the Trust when authorized or ratified by action of the Trustees as provided in this Declaration of Trust.

        (c) Any committee of the Trustees may act with or without a meeting. A quorum for all meetings of any such committee shall be a majority of the members thereof. Notice of such meeting, including such notice as may be required by any "open meeting" law, shall be given as provided in Section 9.6(a). Unless otherwise specifically provided in this Declaration of Trust, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or, without a meeting, by written consent of a majority of the members.

        (d) All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by utilizing conference telephone or similar communications equipment by means of which all persons participating in the meeting, including members of the public, can hear each other and participation in a meeting pursuant to such communications shall constitute presence in person at such meeting. The minutes of any meeting of Trustees held by utilizing such communications equipment shall be prepared in the same manner as those of a meeting of Trustees held in person.

        9.7 Officers. The Trustees shall annually elect, from among their numbers, a chair who shall be the chief officer of the Trust and a vice chair who shall have such duties as the Trustees shall deem advisable and appropriate. The Trustees may elect or appoint, from among their number or otherwise, a treasurer and a secretary, one or more assistant secretaries and assistant treasurers and such other officers or agents, who shall have such powers, duties and responsibilities as the Trustees may deem to be advisable and appropriate. Two or more officers, except those of chair, vice chair, treasurer and secretary, may be held by the same person. The treasurer and secretary, if not themselves Trustees, shall attend meetings of the Trustees but shall have no voting power.

        9.8 Bylaws. The Trustees may adopt and, from time to time, amend or repeal Bylaws for the conduct of the business of the Trust, and in such Bylaws, among other things, may define the duties of the respective officers, agents, employees and representatives of the Trust.

        9.9 Committees. The Trustees may elect from time to time from their own number committees consisting of one or more persons, the number composing such committees and the powers conferred upon the same to be determined by vote of the Trustees.

        9.10 Reports. The Trustees shall cause to be prepared at least annually
(i) a report of operations containing a statement of assets and liabilities and statements of operations and of changes in net assets of the Trust prepared in conformity with generally accepted accounting principles and (ii) an opinion of an independent certified public accountant on such financial statements based on an examination of the books and records of the Trust made in accordance with generally accepted auditing standards. A signed copy of such report and opinion shall be filed with the Trustees within ninety (90) days after the close of the period covered thereby. Copies of such reports shall be mailed to all Participants of record within a reasonable period preceding the annual meeting or vote of the Participants. The Trustees shall, in addition, furnish to the Participants, at least semi-annually, an interim report containing an unaudited balance sheet of the Trust as at the end of such period and statements of operations and changes in net assets for the period from the beginning of the then current fiscal year to the end of such period.

                                    ARTICLE X

                DETERMINATION OF NET ASSET VALUE AND NET INCOME;
                          DISTRIBUTIONS TO PARTICIPANTS

        10.1 Net Asset Value. The net asset value of each allocated Unit of each series of the Trust shall be determined at least once on each business day at such time as the Trustees by resolution may determine. The method of determining net asset value, except as otherwise provided herein, shall be established by the Trustees and shall be set forth in the Information Statement as the same may be amended from time to time. The duty to make the daily calculations may be delegated by the Trustees to the Adviser, the Administrator, the Custodian or such other person as the Trustees by resolution may designate.

        10.2   Net Asset Value; Reduction of Allocated Units.

        The Trustees shall have full and complete power to determine the net income (including unrealized gains and losses on the portfolio assets) of the Trust once on each business day as provided in Section 10.1 hereof and, upon each such determination such net income shall be credited proportionately to the accounts of the Participants in such a manner, as shall be set forth in the Information Statement as the same may be amended from time to time. The accounting method used for the determination of the net income of the Trust and the crediting thereof proportionately to the respective accounts of the Participants shall be determined by the Trustees and shall be set forth in the Information Statement as the same may be amended from time to time. The duty to make the daily calculations may be delegated by the Trustees to the Adviser, the

Administrator, the Custodian or such other Person as the Trustees by resolution may designate. If, and only if, the Trustees, with the advice of the Adviser, shall determine that the amortized cost method of determining the net asset value of the Units no longer represents a fair method of valuation, the Trustees may either permit such net asset value to fluctuate or may reflect the fair value thereof in the number of Units allocated to each Participant. To the extent of any net loss which exceeds such accrued income, the Trustees may, in such event, reduce the aggregate number of the allocated Short-term Units in such a manner as shall be set forth in the Information Statement as the same may be amended from time to time. Each Participant will be deemed to have agreed to such reduction in such circumstances by its investment in the Trust and its adoption of this Declaration of Trust.

        10.3 Supplementary Distributions to Participants. In addition to withdrawals made at the request of individual Participants pursuant to Section
6.5 hereof, the Trustees may from time to time also declare and make to the Participants, in proportion to their respective allocation of Units, out of the earnings, profits or assets in the hands of the Trustees, such supplementary distributions as they may determine. The declaration and making of such supplementary distributions and the determination of earnings, profits, and other funds and assets available for supplemental distributions and other purposes shall lie wholly in the discretion of the Trustees and may be made at such time and in such manner as the Trustees may in their sole discretion from time to time determine. Any or all such supplementary distributions may be made among the Participants of record at the time of declaring a distribution or among the Participants of record at such other date as the Trustees shall determine.

        10.4 Retained Reserves. The Trustees may retain from the gross income of the Trust such amount as they may deem necessary to pay the debts and expenses of the Trust and to meet other obligations of the Trust, and the Trustees shall also have the power to establish such reasonable reserves as they believe may be required.

                                   ARTICLE XI

                                    CUSTODIAN

        11.1 Duties. The Trustees shall employ a bank or trust company organized under the laws of the United States of America or the State of Iowa having an office in the State of Iowa and having a capital and surplus aggregating at least $25,000,000 as Custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust to perform the duties set forth in the Custodian Agreement to be entered into between the Trust and the Custodian, or as may be imposed by law.

        11.2 Appointment. The Trustees shall have the power to select and appoint the Custodian for the Trust. The Custodian Agreement shall provide that it may be terminated at any time without cause and without the payment of any penalty by the Trust on sixty (60) days' written notice to the Custodian.

        11.3 Custodian Agreement. In addition to containing such other provisions as the Trustees may deem appropriate, the Custodian Agreement shall provide that all investments constituting Trust Property shall be held in safekeeping in the manner required by law, including, without limitation, Iowa Code Chapters 12B AND 12C, and such other law then in effect governing the investment of moneys of Public Agencies.

        11.4 Agents of Custodian. The Trustees may also authorize the Custodian to employ one or more agents from time to time to perform such of the acts and services of the Custodian and upon such terms and conditions, as may be agreed upon between the Custodian and such agent and approved by the Trustees; provided, however, that, in every case, such agent shall be a bank or trust company organized under the laws of the United States of America or one of the States thereof having capital and surplus aggregating at least $25,000,000.

        11.5 Successors. In the event that, at any time, the Custodian shall resign or shall be terminated pursuant to the provisions of the Custodian Agreement, the Trustees shall appoint a successor thereto.

        11.6 Custodian as Depository for Participants. Each Participant hereby designates the Custodian as a depository for funds of the Participant.

                                   ARTICLE XII

                        RECORDING OF DECLARATION OF TRUST

12.1 Recording. This Declaration of Trust and any amendment thereto shall be filed, recorded or lodged as a document of public record in such place or places and with such official or officials as may be required by law or as the Trustees may deem desirable. Each amendment so filed, recorded or lodged shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in the manner provided for herein; and unless such amendment or such certificate sets forth some earlier or later time for the effectiveness of such amendment, such amendment shall be effective upon its filing. An amended Declaration of Trust, containing or restating the original Declaration and all amendments theretofore made, may be executed any time or from time to time by a majority of the Trustees and shall, upon filing, recording or lodging in the manner contemplated hereby, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration of Trust and the various amendments thereto. Notwithstanding the foregoing provisions of this Section 12.1, no filing or recordation pursuant to the terms of this Section 12.1 shall be a condition precedent to the effectiveness of this Declaration of Trust or any amendment hereto.

                                  ARTICLE XIII

               AMENDMENT OR TERMINATION OF FUND; DURATION OF FUND

13.1 Amendment or Termination.

        (a) The provisions of this Declaration of Trust may be amended or altered (except as to the limitations on personal liability of the Participants and Trustees and the prohibition of assessments upon Participants), or the Trust may be terminated, at any meeting of the Participants or pursuant to any vote of the Participants called for that purpose, by the affirmative vote of a majority of the UNITS HELD BY Participants AND entitled to vote, or, by an instrument or instruments in writing, without a meeting, signed by a majority of the Trustees and a majority of the UNITS HELD BY Participants; provided, however, that the Trustees may, from time to time by a two-thirds vote of the Trustees, and after fifteen (15) days' prior written notice to the Participants, amend or alter the provisions of this Declaration of Trust, without the vote or assent of the Participants, to the extent deemed by the Trustees in good faith to be necessary to conform this Declaration to the requirements of applicable laws or regulations or any interpretation thereof by a court or other governmental agency of competent jurisdiction, but the Trustees shall not be liable for failing so to do. Notwithstanding the foregoing, (i) no amendment may be made pursuant to this Section 13.1 which would change any rights with respect to any allocated Units of the Trust by reducing the amount payable thereon upon liquidation of the Trust or which would diminish or eliminate any voting rights of the Participants, except with the vote or written consent of two-thirds of the UNITS HELD BY Participants; and (ii) no amendment may be made which would cause any of the investment restrictions contained in Section 4.2 hereof to be less restrictive without the affirmative vote of a majority of the UNITS HELD BY Participants.

        (b) Upon the termination of the Trust pursuant to this Section 1.3.1:

               (i) The Trust shall carry on no business except for the purpose of winding up its affairs;

               (ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including, without limitation, the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its affairs; provided, however, that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all of the Trust Property shall require approval of the principle terms of the transaction and the nature and amount of the consideration by affirmative vote of not less than a majority of the Units held by Participants; and

               (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly in each, among the Participants according to their respective proportionate allocation of Units.

        (c) Upon termination of the Trust and distribution to the Participants as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the right, title and interest of all Participants shall cease and be cancelled and discharged.

        (d) A certification in recordable form signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Participants or by the Trustees as aforesaid or a copy of the Declaration, as amended, in recordable form, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment.

Section 13. 2 Power to Effect Reorganization. The Trustees may select, or direct the organization of a corporation, association, trust or other Person with which the Trust may merge, or which shall take over the Trust Property and carry on the affairs of the Trust, and after receiving an affirmative vote of not less than a majority of THE UNITS HELD BY Participants at any meeting of the Participants, the notice for which includes a statement of such proposed action, the Trustees may effect such merger or may sell, convey and transfer the Trust Property to any such corporation, association, trust or other Person in exchange for cash or units or securities thereof, or beneficial interest therein with the assumption by such transferee of the liabilities of the Trust; and thereupon the Trustees shall terminate the Trust and deliver such cash, units, securities or beneficial interest ratably among the participants of this Trust.

        13.3 Duration. The Trust shall continue in existence in perpetuity, subject in all respects to the provisions of this Article XIII.

                                   ARTICLE XIV

                                  MISCELLANEOUS

        14.1 Governing Law. This Declaration of Trust is executed by the initial Participants and delivered in the State of Iowa and with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Iowa.

        14.2 Counterparts. This Declaration of Trust may be executed in several counterparts, each of which when so executed shall be deemed to be an original, and such counterparts, together, shall constitute but one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

        14.3 Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, or of any official or public body or office in which this Declaration of Trust may be recorded, appears to be a Trustee hereunder or the secretary or the treasurer of the Trust, certifying to: (i) the number or identity of Trustees or Participants;
(ii) the due authorization of the execution of any instrument or writing; (iii) the form of any vote passed at a meeting of Trustees or Participants or taken pursuant to a vote of Participants; (iv) the fact that the number of Trustees or Participants present at any meeting or executing any written instrument satisfies the requirements of this Declaration of Trust; (v) the form of any bylaw adopted by or the identity of any officers elected by the Trustees; or
(vi) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees or any of them or the Trust and the successors of such Person.

        14.4 Provisions in Conflict with Law. The provisions of this ijbeclaration of Trust are severable, and if the Trustees shall" determine, with the advice of counsel, that any one or more of such provisions (the "Conflicting Provisions") are in conflict with applicable federal or Iowa laws, the Conflicting Provisions shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination by the Trustees shall not affect or impair any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted (including, but not limited to, the election of Trustees) prior to such determination.

        14.5   Gender; Section Headings.

        (a) Words of the masculine gender shall mean and include correlative words of the feminine and neuter genders and words importing the singular number shall mean and include the plural number and vice versa.

        (b) Any headings preceding the texts of the several Articles and Sections of this Declaration of Trust and any table of contents or marginal notes appended to copies hereof, shall be solely for convenience of reference and shall neither constitute a part of this Declaration of Trust nor affect its meaning, construction or effect.

        14.6 Adoption by Public Agencies Electing to Become Additional Participants; Resignation of Participants.

        (a) Any Public Agency meeting the requirements of Section 1.2(a) and 8.1 hereof, may become a Participant of this Trust by (i) taking appropriate official action to adopt this Declaration of Trust, (ii) furnishing the Trustees with satisfactory evidence that such official action has been taken, and (iii), providing the Trustees such other documents, certificates, information, or opinions as may be required by the Trustees. This Declaration of Trust may be adopted by executing a written instrument of adoption in such form as may be prescribed by the Trustees. Delivering an acknowledged copy of such instrument to the Trustees shall constitute satisfactory evidence of the adoption contemplated by this Section 14.6.

        (b) Eligible Public Agencies for each class are set forth in Exhibit A attached hereto and incorporated herein by reference.

        (c) Upon certification to the Trustees that a Public Agency now or hereafter organized under the laws of the State of Iowa is a member in good standing in the appropriate Association, such Public Agency shall be an Eligible Public Agency. Any Participant may resign and withdraw from the Trust by sending a written notice to such effect to the chair of the Trust and the Administrator and by requesting the withdrawal of all funds then credited to its account within the Trust. The written notice shall be in the form of a certified resolution of the Governing Body of the Participant, stating the Public Agency's intention to resign from the Trust. Such resignation and withdrawal shall become effective upon the receipt thereof by the chair of the Trust and the Administrator. No resignation and withdrawal by a Participant shall operate to annul this Declaration of Trust or terminate the existence of the Trust.

        IN WITNESS WHEREOF, the undersigned Officers certify that this amended Joint Powers Agreement and Declaration of Trust has been duly adopted by the Parties and this amendment thereto has been duly adopted by the Officers, who have executed this Amended Declaration of Trust as of the 1ST DAY OF SEPTEMBER, 2005, as of which date this Amended Declaration of Trust shall take, and come into, full force and effect.


_______________________________     _________________________________
Trustee                                     Trustee

________________________________________________________________
Trustee                                     Trustee

_______________________________     _________________________________
Trustee                                     Trustee


_______________________________     _________________________________
Trustee                                     Trustee


_______________________________
Trustee

                          PROXY/VOTING INSTRUCTION CARD


                         SPECIAL MEETING AUGUST 26, 2005
         THIS PROXY IS SOLICITED ON BEHALF OF IPAIT'S BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned, a participant of Iowa Public Agency Investment Trust ("IPAIT"), hereby appoints, Thomas Bredeweg, Robert Haug and William Peterson and each of them, proxies, with full power of substitution, for and on behalf of the undersigned to vote, as designated below, as a participant in IPAIT as of the date of record, and as fully as the undersigned would be entitled to vote if personally present, at the Special Meeting of Participants to be held at the Wakonda Club, 3915 Fleur Drive, Des Moines, Iowa 50321 on August 26, 2004 at 8:30 am local time, and at any postponements or adjournments thereof.

THE VOTE OF THE PARTICIPANT REPRESENTED BY THIS PROXY/VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW, OR IF NO DIRECTION IS MADE, WILL BE VOTED IN FAVOR OF All PROPOSALS AND EACH OF THE OTHER ITEMS SET FORTH ON THE PROXY.

FOR THE REASONS SET FORTH IN THIS PROXY STATEMENT, THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" ALL PROPOSALS.

Please mark boxes in ink. Sign, date and return this Proxy promptly, using the enclosed postage-paid envelope or toll-free fax 866-260-0246.

    PROPOSAL 1: The Election of Board of Trustees. To withhold authority to vote for any Trustee, strike out that name.

                               Terms Expiring 2005
                               -------------------

           Don Kerker              Susan Vavroch              Robert Hagey


           [ ] FOR              [ ] AGAINST              [ ] ABSTAIN



    PROPOSAL 2: Ratification of the Selection of KPMG LLP as IPAIT'S auditors.


           [ ] FOR              [ ] AGAINST              [ ] ABSTAIN


     PROPOSAL 3(A): Approve Restated Joint Powers Agreement to that provide for voting by Participants based on the number of Units of beneficial interests held by each on a one vote per Unit basis, require the affirmative vote of a majority of the Units to approve amendments to the Joint Powers Agreement, a reorganization of IPAIT and in the election of Trustees, and make other non-substantive conforming changes.

          [ ] FOR              [ ] AGAINST              [ ] ABSTAIN

     PROPOSAL 3(B): approve changes to the IPAIT Joint Powers Agreement that provide for the annual election of three Trustees at a Special Meeting of Participants.

          [ ] FOR              [ ] AGAINST              [ ] ABSTAIN

     In the discretion of such proxy holders, upon such other business as may properly come before the Meeting or any and all postponements or adjournments thereof.

          [ ] FOR              [ ] AGAINST              [ ] ABSTAIN



     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Participants, dated August 26, 2005 and the Proxy Statement furnished therewith.

     PARTICIPANT NAME            PORTFOLIO                  SHARES


IPAIT PARTICIPANT:
                    -----------------------------------------------------
Signature of Authorized Official:
                                    -------------------------------------
Printed Name:
               ----------------------------------------------------------
Title of Authorized Official:
                               ------------------------------------------
Dated:
        ------------------------


TO SAVE IPAIT ADDITIONAL VOTE SOLICITATION EXPENSES, PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE OR FAX TOLL-FREE TO 866-260-0246.